                                    GUARANTY


         THIS GUARANTY, made this 31st day of December, 1996 by ____________________, a ________ corporation (the "GUARANTOR") in favor of KEY BANK OF NEW YORK, a New York banking corporation (the "BANK"),


                              W I T N E S S E T H:

         WHEREAS:

         A. Simultaneously with the execution and delivery of this Guaranty, THE CARE GROUP, INC., a Delaware corporation (the "BORROWER"), has entered into a Loan Agreement dated the date hereof (such agreement, including all exhibits thereto, as it may from time to time be amended, modified or supplemented, is hereinafter referred to as the "LOAN AGREEMENT") with the Bank, pursuant to which the Bank has agreed to make loans to the Borrower up to the aggregate principal amount set forth therein, upon and subject to the terms and conditions of the Loan Agreement;

         B. The Guarantor will derive benefits, both directly and indirectly, from the Borrower's receipt of the proceeds of the loans to be made by the Bank pursuant to the Loan Agreement;

         C. It is a condition precedent to the obligation of the Bank to make the loans provided for in the Loan Agreement that the Guarantor shall execute and deliver this Guaranty; and

         D. All capitalized terms used herein that are defined in the Loan Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto therein, unless the context otherwise requires;

         NOW, THEREFORE, in order to induce the Bank to execute and deliver the Loan Agreement and to make the loans contemplated thereunder, and in consideration of the benefits expected to accrue to the Guarantor by reason thereof, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Guarantor hereby represents and warrants to, and covenants and agrees with the Bank, as follows:

         1. The Guarantor hereby irrevocably and unconditionally guarantees to the Bank the punctual payment of the full amount, when due (whether by demand, acceleration or otherwise), of: (a) the principal of and interest on, and fees and expenses due pursuant to, the note issued by the Borrower pursuant to the Loan Agreement (hereinafter referred to, together with any and all amendments, modifications, substitutions and/or replacements thereof and thereto, as the "NOTE"), and (b) all other Indebtedness of the Borrower to the Bank under the Loan Agreement, whether now or hereafter existing, and whether or not currently contemplated, due or to become due, direct or contingent, joint, several or independent, secured or unsecured and whether matured or unmatured (all of the Indebtedness, liabilities and obligations included in clauses (a) and (b) of this paragraph 1 are hereinafter referred to collectively as the "GUARANTEED OBLIGATIONS"); subject, however, to the provisions of subparagraph 14(a)(ii) hereof. This is a guaranty of payment and not of collection, and is the primary obligation of the Guarantor; and the Bank may enforce this Guaranty against the Guarantor without any prior enforcement of the Guaranteed Obligations against the Borrower.

         2. All payments made by the Guarantor under or by virtue of this Guaranty shall be paid to the Bank at its office at 1377 Motor Parkway, Islandia New York 11788 or such other place as the Bank may hereafter designate in writing. The Guarantor hereby agrees to make all payments under or by virtue of this Guaranty to the Bank as aforesaid. The Bank shall not be required otherwise to establish its authority to receive any payment made under or by virtue hereof.

         3. The Guarantor hereby waives notice of acceptance of this Guaranty, notice of the creation, renewal or accrual of any of the Guaranteed Obligations and notice or proof of reliance by the Bank upon this Guaranty, and waives diligence, protest, notice of protest, presentment, demand of payment, notice of dishonor or nonpayment of any of the Guaranteed Obligations, suit or taking other action or making any demand against, and any other notice to the Borrower or any other party liable thereon.
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         4. So far as the Guarantor is concerned, the Bank may, at any time and from time to time, without the consent of, or notice to the Guarantor, and without impairing or releasing any of the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) modify or change the manner, place or terms of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, provided that such modification, change, extension, renewal or alteration, or the manner in which it was implemented, does not violate the provisions of the Loan Agreement, and this Guaranty shall apply to the Guaranteed Obligations as so modified, changed, extended, renewed or altered;

                  (b) sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset or right with respect thereto;

                  (c) exercise or refrain from exercising any rights against the Borrower or others (including, without limitation any other guarantor of payment of the Guaranteed Obligations) or otherwise act or refrain from acting; and when making any demand hereunder against the Guarantor, the Bank may, but shall be under no obligation to, make a similar demand on any other guarantor of payment of the Guaranteed Obligations, and any failure by the Bank to make any such demand or to collect any payments from, or release of any other guarantor of payment of the Guaranteed Obligations shall not relieve the Guarantor of its obligations and liabilities hereunder, and shall not release, impair or affect the rights and remedies, express or implied, or as a matter of law, of the Bank against the Guarantor (for the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings);

                  (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Bank and the Guarantor;

                  (e) apply any sums by whomsoever paid or howsoever realized to any of the Guaranteed Obligations, regardless of what liability or liabilities of the Borrower remain unpaid; and

                  (f) amend or otherwise modify the Loan Agreement, consent to or waive any breach of, or any act, omission or default or event of default under the Loan Agreement, the Note, or any agreements, instruments or documents referred to therein or executed and delivered pursuant thereto or in connection therewith, and this Guaranty shall apply to the Guaranteed Obligations as set forth in each of such documents as so amended and modified. Any such action, shall not impair or release any of the obligations of the Guarantor hereunder.

         5. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to the validity, regularity or enforceability of the Loan Agreement, the Note or any of the other Guaranteed Obligations or any collateral security therefor or guaranty thereof or rights of offset with respect thereto at any time or from time to time held by the Bank and without regard to any defense, offset or counterclaim (other than that the obligations under this Guaranty have been satisfied in whole or in part) that may at any time be available to or be asserted by the Borrower against the Bank and that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Obligations or any part thereof, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance.

         6. The Guarantor hereby acknowledges that the value of certain collateral security transferred, assigned and pledged to and with the Bank, as provided in the Loan Agreement, will be adversely affected by any right of the Guarantor to be subrogated to the rights of the Bank with respect to any indebtedness of the Borrower to the Bank. Accordingly, until such time as the Guaranted Obligations shall have been paid in full, the Guarantor hereby irrevocably waives, for the benefit of the Bank, any and all rights that it presently has, or may hereafter have, whether by virtue of any payment or payments hereunder or otherwise, to be subrogated to the rights of the Bank against the Borrower with respect to any such indebtedness of the Borrower to the Bank.

         7. The Guarantor agrees to be bound by, and to comply with all of the terms, covenants and provisions of, the Loan Agreement to the extent that the same impose obligations in respect of or grant rights against it as a Guarantor or otherwise.

         8. The Guarantor makes the following representations and warranties, which shall survive the execution and delivery of this Guaranty:

                  (a) The Guarantor has examined the Loan Agreement, including the exhibits thereto, and all of the representations and warranties set forth in the Loan Agreement, to the extent the same relate to the Guarantor, are true and correct.

                  (b) The Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation. The Guarantor has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Guaranty, and has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered and constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or moratorium laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and further subject to the discretion of the court in granting the remedy of specific performance and other equitable remedies.

                  (c) No consent or approval of any Person (including, without limitation, stockholders of the Guarantor), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of, any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery, performance, validity, enforcement or priority of this Guaranty, or any other agreements, instruments or documents to be executed or delivered pursuant hereto or thereto.

                  (d) The execution and delivery of this Guaranty and any other agreements, instruments or documents to be executed and delivered hereunder, and performance hereunder and thereunder will not violate any provision of law, statute, rule or regulation to which the Guarantor is subject or conflict with or result in a breach of any judgment, decree, writ, injunction, ordinance, resolution, award, franchise, order, permit or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the charter or by-laws of the Guarantor, or create (with or without the giving of notice or lapse of time, or both) an Event of Default under any agreement, bond, note or indenture to which the Guarantor is a party or by which it is bound which would result in a Material Adverse Effect on the Guarantor.

         9. All notices, requests, demands or other communications hereunder shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

                  (a)      if to the Guarantor:

                           c/o The Care Group, Inc.
                           One Hollow Lane
                           Lake Success, New York 11042
                           Attention: Mr. Pat Celli
                           Telecopier No.: (516) 869-8401

                           with a copy to:

                           McDermott, Will & Emery
                           50 Rockefeller Plaza
                           New York, New York 10020
                           Attention: Jeffrey L. Dunetz, Esq.
                           Telecopier No.: (212) 547-5444

                  (b)      if to the Bank:

                           Key Bank of New York
                           1377 Motor Parkway
                           Islandia, New York 11788
                           Attention:    Mr. James V. Maiorino
                                         Vice President
                           Telecopier No.:  (516) 233-4079

                           with a copy to:

                           Winston & Strawn
                           175 Water Street
                           New York, New York 10038
                           Attention:  Richard S. Talesnick, Esq.
                           Telecopier No.: (212) 294-4700

Any notice, request demand or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at the telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. The Bank or the Guarantor may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

         10. No delay on the part of the Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, whether arising hereunder, under the Loan Agreement, the Note, or otherwise, shall constitute a waiver thereof or affect any right hereunder. No waiver of any of such rights and no modification, amendment or discharge of this Guaranty shall be deemed to be made by the Bank or shall be effective unless the same shall be in a writing executed and delivered in accordance with the provisions of the Loan Agreement and then such waiver shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Guarantor to the Bank in any other respect at any other time.

         11. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE BANK AND THE GUARANTOR HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY. IN THE EVENT THE BANK BRINGS ANY ACTION OR SUIT IN ANY COURT OF RECORD IN THE STATE OF NEW YORK TO ENFORCE ANY OR ALL LIABILITIES OF THE GUARANTOR HEREUNDER, SERVICE OF PROCESS MAY BE MADE UPON THE GUARANTOR BY MAILING A COPY OF THE SUMMONS TO THE GUARANTOR BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS SPECIFIED IN PARAGRAPH 9 HEREOF, AND THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OVER THE PERSON OF THE GUARANTOR AND HEREBY WAIVES ANY CLAIM THAT NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK IS AN INCONVENIENT FORUM. THE GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE COUNTERCLAIMS (OTHER THAN MANDATORY COUNTERCLAIMS) OR SET-OFFS OF ANY KIND AND DESCRIPTION IN ANY SUCH ACTION OR SUIT ARISING HEREUNDER OR IN CONNECTION HEREWITH.

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         12. If claim is ever made upon the Bank for repayment or recovery of any amount or amounts received by it in payment or on account of any of the Guaranteed Obligations and it repays all or part of such amount by reason of any: (a) judgment, decree or order of any court or administrative body having jurisdiction over it or any of its property, or (b) settlement or compromise of any such claim effected by it with any such claimant (including the Borrower), then, and in either such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding the cancellation of any instrument evidencing any of the Guaranteed Obligations, and the Guarantor shall be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank.

         13. This Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Guarantor shall not be entitled to assign or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Bank, and any purported assignment in the absence of such consent shall be void. This Guaranty embodies the entire agreement and understanding between the Bank and the Guarantor relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

         14. (a) The provisions of this Guaranty are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                           (i)      If any clause or provision shall be held
invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.

                           (ii)     If the guaranty hereunder by the Guarantor
would be held or determined to be void, invalid or unenforceable on account of the amount of the Guarantor's aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by any of the Bank, the Guarantor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount that is not greater than the greater of:

                                    (A)     the fair consideration actually
received by the Guarantor under the terms of and as a result of the Loan Agreement and any and all predecessor credit agreements which the Loan Agreement amends and restates (including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties, investments made in, and capital contributions or advances made to, the Guarantor by the Borrower with the proceeds of any credit extended under the Loan Agreement whether or not any such investments, capital contributions or advances were direct or indirect, and the release of the Guarantor from its obligations under any other guaranty or collateral security documents, or both) in exchange for its guaranty of the Guaranteed Obligations; or

                                    (B)     the excess of:  (1) the amount
of the fair saleable value of the consolidated assets of the Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all consolidated liabilities of the Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

                  (b) If any other guaranty by any one or more other guarantors of the Guaranteed Obligations is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of:

                           (i)      the guaranty hereunder by the Guarantor,
which shall continue in full force and effect in accordance with its terms; or

                          (ii)      any clause or provision not so held to be
void, invalid or unenforceable.

         15. Upon payment in full of all of the Guaranteed Obligations, this Guaranty shall terminate and the Guarantor shall be released of its obligations hereunder.

         IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered on the day and year first above written.


                                              [GUARANTOR]




                                              By____________________________
                                                                       Title



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